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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income Fund I-E, a Massachusetts Limited Partnership, of our report dated March 10, 2000, included in the 1999 Annual Report to the Partners of American Income Fund I-E, a Massachusetts Limited Partnership.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000